                                                                  EXHIBIT 23(B)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

Board of Directors
Tri-County Bank Shares

  We consent to the inclusion in Amendment No. 1 to the Registration Statement on Form S-4 of Gold Banc Corporation, Inc. of our report dated June 5, 1998 with respect to Tri-County Bancshares, Inc's financial statements for the year ended December 31, 1997. We also consent to the reference to our firm under the heading "Experts" in the related Prospectus.

                                          /s/ KPMG Peat Marwick LLP

Kansas City, Missouri

July 14, 1998